SUPPLEMENT DATED JUNE 25, 2014
to

PROSPECTUS DATED MAY 1, 2014
FOR SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the investment options that are available under your Contract.

Effective August 11, 2014, the names of the following investment options will change:

Old Name	New Name

DWS Large Cap Value VIP Fund	Deutsche Large Cap Value VIP Fund

DWS Small Cap Index VIP Fund	Deutsche Small Cap Index VIP Fund
DWS Small Mid Cap Value VIP Fund                                            Deutsche Small Mid Cap Value VIP Fund

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THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.